UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2012

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2012, NYSE Euronext, a Delaware corporation, Deutsche Börse AG, an Aktiengesellschaft organized under the laws of the Federal Republic of Germany (“Deutsche Börse”), Alpha Beta Netherlands Holding N.V., a naamloze vennootschap organized under the laws of the Netherlands (“Holdco”), and Pomme Merger Corporation, a Delaware corporation and wholly owned subsidiary of Holdco (together, the “Parties”) entered into a letter agreement (the “Termination Agreement”), dated February 2, 2012. Pursuant to the Termination Agreement, the Parties agreed to terminate the Business Combination Agreement, which had been entered into by the Parties as of February 15, 2011 (as amended as of May 2, 2011 and June 16, 2011, the “Business Combination Agreement”), and pursuant to which NYSE Euronext and Deutsche Börse had agreed to combine their respective businesses and become subsidiaries of Holdco (the “Business Combination”).

The Parties agreed to terminate the Business Combination Agreement following the European Commission’s decision to prohibit the Business Combination on grounds that it is incompatible with the internal market and the functioning of the EEA Agreement. Receipt of clearance for the Business Combination pursuant to Council Regulation (EC) 139/2004 of the European Community was required in order to complete the Business Combination.

The Termination Agreement also contains certain joint publicity, non-disparagement and confidentiality obligations of the Parties following termination of the Business Combination Agreement.

A copy of the Termination Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On February 1, 2012, NYSE Euronext issued a press release announcing the decision of the European Commission. The press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

10.1	Mutual Termination Agreement, dated as of February 2, 2012, by and among NYSE Euronext, Deutsche Börse AG, Alpha Beta Netherlands Holding N.V. and Pomme Merger Corporation.

99.1	Press Release, dated February 1, 2012, entitled “NYSE Euronext Statement on EU Decision to Prohibit Merger Announces Resumption of $550 Million Stock Repurchase Program Following Termination of Merger Statement” (solely furnished and not filed for purposes of Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext

Dated: February 2, 2012	By:	/s/ Janet L. McGinness
	Name:	Janet L. McGinness
	Title:	Senior Vice President & Corporate Secretary

Exhibit Index

10.1	Mutual Termination Agreement, dated as of February 2, 2012, by and among NYSE Euronext, Deutsche Börse AG, Alpha Beta Netherlands Holding N.V. and Pomme Merger Corporation.

99.1	Press Release, dated February 1, 2012, entitled “NYSE Euronext Statement on EU Decision to Prohibit Merger Announces Resumption of $550 Million Stock Repurchase Program Following Termination of Merger Statement” (solely furnished and not filed for purposes of Item 8.01).